PREMISES AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment [Table Text Block]
Major classifications of premises and equipment, stated at cost, at December 31, 2015 and 2014 as follows:

	2015	2014
	(In thousands)

Land	$924	$916
Buildings	7,342	7,244
Furniture and equipment	4,528	4,941
Construction in process	9	4

	12,803	13,105
Less accumulated depreciation	7,125	7,037

Premises and equipment, net	$5,678	$6,068